STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED MARCH 9, 2022 TO

THE SAI DATED JULY 31, 2021, AS SUPPLEMENTED

The following information is added to the section entitled “ADDITIONAL INVESTMENT INFORMATION—INVESTMENT OBJECTIVES AND STRATEGIES—FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS” beginning on page 26 of the SAI.

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Further, as of March 9, 2022, the Russian securities markets effectively have not been open for trading since February 28, 2022. Even if the Russian securities markets were to open, there is no guarantee that US persons such as the Funds would be able to engage in trading, convert Rubles to US Dollars or repatriate income from investments in Russian securities. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Russia’s military incursion and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could affect the value of a Fund’s investments. Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, a significant influx of refugees, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Also, for Funds that track an Index (“Index Funds”), if a Russian security is included in an Index Fund’s Index, the Index Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Index. The use of (or increased use of) a representative sampling strategy may increase an Index Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Index, an Index Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between an Index Fund’s performance and the performance of its Index.

These sanctions have also recently led to changes in certain Index Funds’ Indexes, as index providers have removed Russian securities from Indexes or have implemented caps on Russian securities. In such an event, it is expected that an Index Fund will, where practicable, rebalance its portfolio to bring it in line with the Index as a result of any such changes, which may result in transaction costs and increased tracking error. The risk of tracking difference may further increase if index providers remove Russian securities from Indexes, but the Russian securities remain in an Index Fund’s portfolio due to an inability to transact in those securities. These sanctions, the volatility that may result in the trading markets for Russian securities and Russia’s imposition of investment or currency controls on non-Russian investors may cause an Index Fund to invest in, or increase an Index Fund’s investments in, depositary receipts that represent the securities of its Index where available. These investments may result in increased transaction costs and increased tracking error.

Please retain this Supplement with your SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT SAI AllFds (3/22)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

SUPPLEMENT DATED MARCH 9, 2022 TO

THE SAI DATED DECEMBER 6, 2021, AS SUPPLEMENTED

The following information is added to the section entitled “ADDITIONAL INVESTMENT INFORMATION—INVESTMENT OBJECTIVES AND STRATEGIES—FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS” beginning on page 21 of the SAI.

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Further, as of March 9, 2022, the Russian securities markets effectively have not been open for trading since February 28, 2022. Even if the Russian securities markets were to open, there is no guarantee that US persons such as the Fund would be able to engage in trading, convert Rubles to US Dollars or repatriate income from investments in Russian securities. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Russia’s military incursion and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could affect the value of the Fund’s investments. Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, a significant influx of refugees, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Please retain this Supplement with your SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT SAI USFI-SWS (3/22)